UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 6/30/13

Item 1.  Reports to Stockholders.

Mariner Hyman Beck Portfolio

Class 2 Shares

Semi-Annual Report

June 30, 2013

1-855-542-4MHB (4642)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Hyman Beck Portfolio

Dear Shareholder,

For the six month Period January 1, 2013 to June 30, 2013 the Global Diversified Portfolio experienced positive performance with a gain of + 3.71%.   The short term fixed income portion included investments in money-market funds, US Treasuries , US Agencies and Investment grade bonds.  The Mariner Hyman Beck Portfolio implemented the managed futures portion of the strategy with an investment in Global Diversified Managed Futures Portfolio managed by Hyman Beck & Company. This portion of the Portfolio had sectors of positive performance including: the currency, metal, soft, grain and stock indices.  Sectors of negative performance included: the energy and fixed income sectors.  Below are the performance highlights by month.

January was an eventful month as significant price moves across a broad range of market sectors led to positive performance for the Portfolio.  Washington’s avoidance of the fiscal cliff coupled with positive economic data easing concerns on Eurozone and Chinese productivity, helped bolster global equity markets to new highs. The Japanese Yen weakened substantially against all major currencies as the Bank of Japan outlined a new policy to implement a 2 percent inflation target in an effort to reverse the deflationary malaise gripping its economy.  The currency sector was responsible for considerable profits in January. The Portfolio gains were led by Euro crosses, long EUR/GBP, EUR/JPY and EUR/USD. Gains for the month were also considerable on short Japanese yen crosses, primarily short JPY/USD and JPY/AUD.

Performance in February was disappointing as losses in the currency, Interest Rate and energy markets outweighed gains from the soft commodity and stock index sectors. A stream of strong earnings reports helped the Dow industrials end their fifth straight week of gains by closing above 14,000 for the first time since 2007. The U.S. trade deficit shrank to its lowest point in almost three years as a result of record oil exports and the approaching March 1 deadline for implementation of the sequestered federal budget cuts began to get renewed investor attention.   The currency sector experienced the largest loss for the portfolio in February. Euro prices plummeted during the month as Italian elections became tense with such a tight race, dividing the voters, and seeming to have rekindled the European crisis due to all of the looming uncertainty. The portfolio losses were led by outright EUR/USD positions, followed by USD/NOK, EUR/JPY, and USD/CHF pairs. Performance was positive across the entire softs sector on short positions in coffee, sugar and cocoa, as well as long positions in cotton. Coffee prices fell to near multiyear lows in February due to raised supply forecasts for the current season.

Performance in March was negative as gains from the commodity and stock index complexes were not enough to outweighed losses in the currency and short term interest rate sectors. Global stock markets continued to rise during March and new record highs were set in the US.  Strong US economic numbers, the avoidance of a government shutdown and news that the Federal Reserve will continue its current level of bond purchases all fueled the optimism.   The Portfolio was positioned in the metals sector, both base and precious, from the short side in March. Losses in gold, lead, and platinum were offset by gains in aluminum, copper, silver, and zinc. Palladium, the lone long position in the complex, continued to trend higher and the portfolio benefited from long positions.

Performance in April was positive as gains in the metals, currency, and stock indices sectors outweighed losses from the energy and soft commodity complexes. Metals continued to fall during April, led by gold’s precipitous drop on concerns of potential Cypriot sales. Currency gains for April were led by weakness in the Japanese Yen as the government remained committed to its inflationary target. Global stock indices continued their rally higher throughout the month as favorable earnings reports and stronger jobs data in the U.S. continued the positive momentum. Short positions in the metals sector and long Global stock indices positions provided the portfolio with gains in April. The Portfolio experienced losses on long positions in various global bond markets.   Losses were incurred on short positions in Australian Treasury Bonds and U.S. Treasury Bonds early in the month after a worse-than-expected U. S. jobs report had investors fretting over a possible slowdown in growth.

Performance in May was negative as losses from the fixed income sectors outweighed gains from the currency, commodity and stock indices complexes. The global bond markets experienced losses as yields pushed higher. In the US yields rose to the highest levels in 12 months during May as stronger than expected business activity data fanned worries the Federal Reserve might slow down bond purchases. Currency gains for May were led by weakness in the Japanese Yen.   Gains were experienced in the grain sector during the month.   Gains on short positions in wheat offset losses from the corn and soybean market in May amid speculation that global production in wheat would surge to a record in the new  crop year.   Bonds around the world fell sharply as the U.S. jobless rate hit a 4-year low and other signs of an improving global economy decreased demand for safer assets. Significant strength in equities also played a role in attracting assets away from the fixed income markets. The portfolio experienced losses on long positions in various global bond markets and gains on long positions in global stock indices during May.

Performance in June was positive as gains in the commodity sectors led by the metals and agricultural markets outweighed losses from the currency and stock indices complexes.  The recent push up in global yields, fueled by uncertainty as to when the Federal Reserve will start the “tapering” process, helped to perpetuate the softness across the board in commodity prices. The metals complexes, both precious and industrial, experienced the extension of weaker prices throughout  the month as global growth concerns also weighed on the markets.  Short positions in the precious metals sector experienced gains as prices of Gold and Silver continued their decline amid significant US dollar strength and a lack of accelerating inflation. Industrial metal prices declined in the wake of slowing global growth, particularly in China posting gains for the portfolio on short positions in copper, nickel, zinc, aluminum and lead. The currencies sector experienced losses for the portfolio in June as the US dollar whipsawed between strength and weakness throughout the month. Global stock indices provided the portfolio with losses as long positions suffered as fearful investors sold stocks around the globe amid perceived signs that the Federal Reserve Bank would begin to wind down its support of the US economy through quantitative easing.

We thank you for your continued investment in the Mariner Hyman Beck Portfolio.

Annette A. Cazenave

CEO, RJO Investment Management, LLC

(1)

Crosses:  Foreign currency positions vs. another foreign  currency positions held (non-US dollar)

(2)

Long position:  entering the market with a purchase

(3)

Short Position: entering the market with a sale

(4)

Dow Industrials: Stock Index comprised of 30 U.S. Blue Chip stocks  (firms)

1819-NLD-07/31/2013

Mariner Hyman Beck Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the period ending June 30, 2013, compared to its benchmark:
			Annualized
			Since Inception
	Six Month	One Year	June 7, 2012
Mariner Hyman Beck Portfolio - Class 2	3.71%	0.60%	0.56%
The Barclay BTOP 50 Index **	0.33%	(1.39)%	(1.76)%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Portfolio distributions or on the redemptions of the Portfolio shares as well as other charges and expenses of the insurance contract, or separate account.  For performance information current to the most recent month-end, please call 1-855-542-4642.

** The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

The Fund's holding by type of investment are as follows:

Holdings by type of investment	% of Net Assets
Bonds & Notes	28.6%
Alternative Investment	24.4%
Money Market Fund	0.2%
Other, Cash & Cash Equivalents	46.8%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter which are in this semi-annual report for a detailed analysis of the Portfolio's holdings.

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2013
					Value
		ALTERNATIVE INVESTMENT - 24.4%
		Global Diversified Managed Futures Portfolio LLC (Cost - $645,000) (a) *			$ 681,357

Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 28.6%
		BANKS - 3.6%
100,000		Citigroup, Inc.	6.5000	8/19/2013	100,722

		FOOD - 3.6%
100,000		HJ Heinz Co.	5.3500	7/15/2013	100,000

		U.S. GOVERNMENT AGENCY - 21.4%
200,000		Federal Home Loan Banks	0.6000	6/17/2016	199,364
200,000		Federal Home Loan Banks	0.7500	6/24/2016	199,491
200,000		Federal National Mortgage Association (b)	0.5200	8/27/2015	199,213
					598,068

		TOTAL BONDS & NOTES (Cost - $801,125)			798,790
Shares
		TOTAL SHORT-TERM INVESTMENTS - 0.2%
		MONEY MARKET FUND - 0.2%
4,006		Fidelity Institutonal Money Market Funds - Money Market Portfolio Class I - 0.1% (a,c)			4,006
		(Cost - $4,006)

		TOTAL INVESTMENTS - 53.2% (Cost - $1,450,131) (d)			$ 1,484,153
		OTHER ASSETS LESS LIABILITIES - 46.8%			1,307,831
		NET ASSETS - 100.0%			$ 2,791,984

		* Non-Income producing investment.
	(a)	All or part of this instrument is a holding of MHB Fund Limited.
	(b)

Issuer operates under a Congressional charter; its securities are neither issued, nor guaranteed by the U.S government. The Federal National Mortgage Association curretly operates under a federal conservatorship.

	(c)	Variable rate security. Interest rate is as of June 30, 2013.
	(d)

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,450,131 and differs from market value by net unrealzied appreciation (depreciation) of securities as follow:

			Unrealized Appreciation:		$ 36,357
			Unrealized Depreciation:		(2,335)
			Net Unrealized Appreciation:		$ 34,022

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statement of Assets and Liabilities (Unaudited)
June 30, 2013

ASSETS
Investment securities:
At cost	$ 1,450,131
At value	$ 1,484,153
Cash	1,295,470
Receivable due from advisor	8,649
Interest receivable	5,194
Prepaid expenses and other assets	4,648
TOTAL ASSETS	2,798,114

LIABILITIES
Fees payable to other affiliates	4,085
Payable for Fund shares redeemed	2,045
TOTAL LIABILITIES	6,130

NET ASSETS	$ 2,791,984

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 2,777,384
Accumulated net investment loss	(19,408)
Accumulated net realized loss on investments	(14)
Net unrealized appreciation of investments	34,022
NET ASSETS	$ 2,791,984

NET ASSET VALUE PER SHARE:
Class 2 Shares:
Net Assets	$ 2,791,984
Shares of beneficial interest outstanding	277,556
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.06

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2013

INVESTMENT INCOME
Interest	$ 913

EXPENSES
Administrative services fees	20,373
Accounting services fees	13,241
Audit fees	10,686
Transfer agent fees	9,807
Investment advisory fees	9,715
Compliance officer fees	8,575
Distribution (12b-1) fees	5,060
Legal fees	4,987
Shareholder reporting expenses	2,480
Trustees fees and expenses	2,006
Custodian fees	1,471
Insurance expense	22
Other expenses	981
TOTAL EXPENSES	89,404

Less: Fees waived and reimbursed by the Advisor	(69,083)

NET EXPENSES	20,321

NET INVESTMENT LOSS	(19,408)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from Investments	(14)
Net change in unrealized appreciation (depreciation) from Investments	52,294
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	52,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,872

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statement of Changes in Net Assets

	For the	For the
	Six Months Ended	Period Ended
	June 30, 2013	December 31, 2012 (a)
	(Unaudited)
FROM OPERATIONS
Net investment loss	$ (19,408)	$ (8,054)
Net realized loss from investments	(14)	-
Net change in unrealized appreciation (depreciation) on investments	52,294	(18,272)
Net increase (decrease) in net assets resulting from operations	32,872	(26,326)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,924,625	1,415,279
Payments for shares redeemed	(421,725)	(132,741)
Net increase in net assets from shares of beneficial interest	1,502,900	1,282,538

TOTAL INCREASE IN NET ASSETS	1,535,772	1,256,212

NET ASSETS
Beginning of Period	1,256,212	-
End of Period ^	$ 2,791,984	$ 1,256,212
^Includes undistributed net investment loss of:	$ (19,408)	$ -

SHARE ACTIVITY - CLASS 2
Shares sold	190,369	143,147
Shares redeemed	(42,267)	(13,694)
Net increase in shares of beneficial interest outstanding	148,103	129,453

(a) The Mariner Hyman Beck Portfolio commenced operations on June 7, 2012.

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period (a)

		Class 2
	For the Six Months Ended		For the Period Ended
	June 30, 2013		December 31, 2012 (a)
	(Unaudited)

Net asset value, beginning of period	$ 9.70		$ 10.00

Activity from investment operations:
Net investment loss (b)	(0.09)		(0.10)
Net change in realized and unrealized gain (loss)
on investments	0.45		(0.20)
Total from investment operations	0.36		(0.30)

Net asset value, end of period	$ 10.06		$ 9.70

Total return (c)	3.71%		(3.00)%

Net assets, at end of period (000s)	$ 2,792		$ 1,256

Ratio of gross expenses to average net assets (d,e,f)	8.80%		15.00%
Ratio of net expenses to average net assets (d,f)	2.00%		2.00%
Ratio of net investment loss to average net assets (d,f)	(1.91)%		(1.89)%

Portfolio Turnover Rate (c)	177%		0%

(a)	The Mariner Hyman Beck Portfolio commenced operations on June 7, 2012.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Not Annualized.
(d) Annualized.
(e)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.
(f)	Does not include the expense of other investment companies in which the Portfolio invests.

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

June 30, 2013

1.

ORGANIZATION

The Mariner Hyman Beck Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio commenced operations on June 7, 2012 and currently offers class 2 shares at net asset value. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio’s investment objective is income and capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.   In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”)  is a wholly-owned and controlled foreign subsidiary of the Portfolio that invests in Global Diversified Managed Futures Portfolio LLC which operates as a commodity investment pool. RJO Investment Management, LLC (the “Advisor”) fair values MHBP Ltd.’s. The daily valuation is based on the current positions held by the commodity trading advisor’s (“CTA’s”) which trade on behalf of GDMF. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA and accounting agent which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the CTA or accounting agent to further review valuation. The Advisor then makes a final determination on the fair value the CTA, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.-  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2013 for the Portfolio’s investments measured at fair value:

Asset	Level 1	Level 2	Level 3	Total
Alternative Investment *	$ -	$ 681,357	$ -	$ 681,357
Bonds & Notes *	-	798,790	-	798,790
Short-Term Investment *	4,006	-		4,006
Total	$ 4,006	$ 1,480,147	$ -	$ 1,484,153

              *Refer to the Consolidated Portfolio of Investments for industry classifications.

The Portfolio did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Portfolio include MHBP Ltd which has an investment in GDMF. GDMF is a Delaware Limited liability company, which operates as a commodity investment pool. GDMF uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more CTAs. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contract, and other derivative instruments. All inter-company accounts and transactions have been eliminated in consolidation.

The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the Portfolio’s investment in MHBP Ltd. is as follows:

	Inception Date of MHBP Ltd.	MHBP Ltd. Net Assets at June 30, 2013	% Of Total Net Assets at June 30, 2013
MHBP Ltd.	9/11/2012	$685,364	24.55%

As of June 30, 2013, MHBP Ltd. held a 9.08% ownership in GDMF.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk - As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in Underlying Funds and the Subsidiary.

General Market Risk.  The risk that the value of the Portfolio's shares will fluctuate based on the performance of the Portfolio's investments and other factors affecting the commodities and/or securities markets generally.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for 2012 or expected to be taken in the Fund’s 2013 return. The Portfolio identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHBP Ltd. is an exempted Cayman investment company. MHBP Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHBP Ltd. is a CFC and as such is not subject to U.S. income tax. However, a portion of MHBP Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses which are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,878,905 and $1,527,371, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolio are overseen by the Board, which is responsible for the overall management of the Portfolio. RJO Investment Management, LLC, serves as the Portfolio’s Advisor. The Portfolio has employed Gemini Fund Services, LLC (“GFS”) to provide administration, Portfolio accounting, and transfer agent services. A Trustee and certain officers of the Portfolio are also officers of GFS.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Portfolio’s average daily net assets

The Portfolio's Advisor has contractually agreed to reduce its fees and to reimburse expenses, of the Fund to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, front end or contingent deferred loads, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed  2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio's Board of Trustees, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio's expenses and boost its performance. For the six months ended June 30, 2013, the Advisor waived fees in the amount of $69,083. As of June 30, 2013 the Advisor may recapture $55,450 and $69,083 through December 31, 2015 and 2016, respectively.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor.  During the six months ended June 30, 2013, pursuant to the Plan, Class 2 paid $5,060.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class 2 shares and is an affiliate of GFS.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or investment adviser to any series of the Trust will receive a quarterly fee of $4,875 for his attendance at the regularly scheduled meeting of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Prior to April 1, 2013 each trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $3,500. Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, to be  allocated between Northern Lights Fund Trust and Northern Lights Variable Trust and each to be paid quarterly.

Additionally, in the event a meeting of the Board of Trustee other than its regularly scheduled meeting (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, portfolio accounting and transfer agency services to the Portfolio.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Portfolio.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2013

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.   For the provision of these services, Gemcom would receive customary fees from the Portfolio.

5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio Section 2(a) (9) of the Act.  As of June 30, 2013, Nationwide Life Insurance Co. held 82.77% of the voting securities of Class 2 shares.

6.  TAX COMPONENTS OF CAPITAL

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (18,272)	$ (18,272)

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended December 31, 2012, as follows:

Paid in	Undistributed Net
Capital	Investment Loss
$ (8,054)	$ 8,054

7.  RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Portfolio’s consolidated financial statements.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Mariner Hyman Beck Portfolio

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Mariner Hyman Beck Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mariner Hyman Beck Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Mariner Hyman Beck Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Annualized Expense Ratio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expense Paid During Period* 1/1/13 – 6/30/13
Class 2	2.00%	$1,000.00	$1,037.10	$10.07

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expense Paid During Period* 1/1/13 - 6/30/13
Class 2	2.00%	$1,000.00	$1,014.84	$9.96

*       Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR

RJO Investment Management, LLC

222 S. Riverside Plaza, Suite 900

Chicago, IL 60606

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/6/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/6/13